                                                                     Exhibit 4.1


                                  GARTNER, INC.

      A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -as tenants in common
    TEN ENT -as tenants by the entireties
    JT  TEN -as joint tenants with right of
             survivorship and not as tenants
             in common


    UNIF GIFT MIN ACT-______________Custodian______________
                         (Cust)                 (Minor)

                      under Uniform Gifts to Minors
                      Act_____________________
                               (State)
    UNIF  TRF MIN ACT-_______Custodian (until age-_______)
                       (Cust)
                      _______  under Uniform Transfers
                      (Minor)
                            .
                      to Minors Act_____________
                                      (State)



     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE                            [              ]


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_______________________________________________________________________ SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_____________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED_______________________



            -------------------------------------------------------------------
            NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




Signature(s) Guaranteed By

--------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO SEC RULE 17Ad-15


THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN THE CORPORATION AND BANK BOSTON, N.A., NOW KNOWN AS FLEET NATIONAL BANK AS THE RIGHTS AGENT, DATED AS OF FEBRUARY 10, 2000 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE CORPORATION'S PRINCIPAL EXECUTIVE OFFICES. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

069047


NUMBER                                                                    SHARES
GA

                      THIS CERTIFICATE IS TRANSFERABLE IN
                    NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.



                                 GARTNER, INC.

                             COMMON STOCK, CLASS A

                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE


                    SEE REVERSE FOR CERTAIN DEFINITIONS AND
                   A STATEMENT AS TO THE RIGHTS, PREFERENCES,
                     PRIVILEGES AND RESTRICTIONS OF SHARES




                               CUSIP 366651 10 7


This certifies that






is the owner of


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                    CLASS A, PAR VALUE $0.0005 PER SHARE, OF



Gartner, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                                   COUNTERSIGNED AND REGISTERED:
/s/ ILLEGIBLE SIGNATURE                             MELLON INVESTOR SERVICES LLC
-----------------------                                           TRANSFER AGENT
                    CEO                                            AND REGISTRAR

                           [ARTWORK OF LADY LIBERTY]
                                                   BY
/s/ ILLEGIBLE SIGNATURE
-----------------------                                     AUTHORIZED SIGNATURE
              SECRETARY
                                         [SEAL OF GARTNER, INC., 1990, DELAWARE]

                                                      American Bank Note Company